                                                                    EXHIBIT 23.3

                             CONSENT OF RONALD KORN

      The undersigned, a nominee for director of Prestige Cosmetics
Corporation, a Florida corporation (the "Company"), hereby (i) consents to being nominated for the position of director of the Company and agrees to serve as such if elected, and (ii) consents to being named as a prospective director and/or director nominee in the Company's Registration Statement on Form S-1 relating to the Company's initial public offering of its common stock, and in the Prospectus contained therein proposed to be circulated in connection with such offering, and all amendments thereto.

      Executed this 16th day of June, 1998.

                                       /s/ Ronald Korn
                                       -----------------------------------
                                       Ronald Korn

                                                                    EXHIBIT 23.3

                          CONSENT OF W. KEITH SCHILIT

      The undersigned, a nominee for director of Prestige Cosmetics
Corporation, a Florida corporation (the "Company"), hereby (i) consents to being nominated for the position of director of the Company and agrees to serve as such if elected, and (ii) consents to being named as a prospective director and/or director nominee in the Company's Registration Statement on Form S-1 relating to the Company's initial public offering of its common stock, and in the Prospectus contained therein proposed to be circulated in connection with such offering, and all amendments thereto.

      Executed this 21st day of August, 1998.

                                       /s/ W. Keith Schilit
                                       -----------------------------------
                                       W. Keith Schilit

                                                                    EXHIBIT 23.3

                          CONSENT OF ANN SPECTOR LEIFF

      The undersigned, a nominee for director of Prestige Cosmetics
Corporation, a Florida corporation (the "Company"), hereby (i) consents to being nominated for the position of director of the Company and agrees to serve as such if elected, and (ii) consents to being named as a prospective director and/or director nominee in the Company's Registration Statement on Form S-1 relating to the Company's initial public offering of its common stock, and in the Prospectus contained therein proposed to be circulated in connection with such offering, and all amendments thereto.

      Executed this 21st day of August, 1998.

                                       /s/ Ann Spector Leiff
                                       -----------------------------------
                                       Ann Spector Leiff